                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


            DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 15, 1996


                            YAMAHA MOTOR RECEIVABLES CORPORATION
                            ------------------------------------
                  (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                       (ORIGINATOR OF THE YAMAHA MOTOR MASTER TRUST)


           DELAWARE               33-72806, 33-94784           33-0592719
           --------               ------------------           ----------
 (STATE OR OTHER JURISDICTION     (COMMISSION FILE          (I.R.S. EMPLOYER
       OF INCORPORATION)               NUMBERS)            IDENTIFICATION NO.)





                               6555 KATELLA AVENUE
                               CYPRESS, CA  90630
                               ------------------
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (714) 761-7500


                             Page 1 of 4
                     Exhibit Index appears on Page 4

Item 5.   OTHER EVENTS

           Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as
transferor, Yamaha   Motor Corporation, U.S.A. as servicer (in such capacity,
the " Servicer"), and The Fuji Bank   and Trust Company, as trustee, as
amended, supplemented or otherwise modified and in   effect from time to
time, the Servicer prepared a Monthly Servicer's Certificate with respect to the OCTOBER 15, 1996 Distribution Date for the Collection Period ending SEPTEMBER 30, 1996. A copy of such Monthly Servicer's Certificate is attached hereto as Exhibit 5.1.

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


              YAMAHA MOTOR RECEIVABLES CORPORATION
                          (Registrant)


  Dated:  OCTOBER 15, 1996                     By:  HIROSHI TANAKA
          ----------------                          ---------------
                                               Name:  Hiroshi Tanaka
                                               Title: Secretary and Treasurer

                     INDEX TO EXHIBITS


                                                           SEQUENTIALLY
     EXHIBIT                                                  NUMBER
     NUMBER             EXHIBIT                                PAGE
    --------            --------                              -----

                   Monthly Servicer's Certificate
      5.1          with respect to the OCTOBER 15,
                   1996 Distribution Date for the
                   Collection Period ending
                   SEPTEMBER 30, 1996.